Exhibit 99.2

FOR IMMEDIATE RELEASE

Contact:

Sara Kesten

Semtech Corporation

(805) 480-2004

webir@semtech.com

Semtech Comments on Third Fiscal Quarter 2024 Outlook

CAMARILLO, Calif., October 20, 2023–Semtech Corporation (Nasdaq: SMTC), a high-performance semiconductor, IoT systems and cloud connectivity service provider, today provided comments on its third fiscal quarter 2024 outlook.

“Based on quarter-to-date performance and expectations through the end of the current quarter, we are pleased to reaffirm our outlook for net sales in the range of $190.0 million to $210.0 million and non-GAAP diluted loss per share in the range of $0.22 to $0.09, previously provided on September 13, 2023,” said Paul H. Pickle, Semtech’s president and chief executive officer. “We remain proactive in evaluating our business, including operational refinements and capital structure changes, to provide long-term benefit to our shareholders as economic conditions evolve.”

Non-GAAP Financial Measure

This release includes a presentation of forward-looking non-GAAP diluted loss per share. Management believes that the presentation of this non- GAAP measure provides useful information to investors regarding the Company’s financial condition and results of operations. This non-GAAP financial measure is adjusted to exclude the following items:

•	Share-based compensation

•	Intangible amortization

•	Transaction and integration related costs or recoveries (including costs associated with the acquisition of Sierra Wireless)

•	Restructuring and other reserves, including cumulative other reserves associated with historical activity including environmental and pension

•	Litigation costs or dispute settlement charges or recoveries

•	Gain on sale of business

•	Equity method income or loss

•	Investment gains, losses, reserves and impairments, including interest income from debt investment

•	Write-off of deferred financing costs and debt discount

•	Goodwill impairment

•	Amortization of inventory step-up

Such items are either operating expenses that would not otherwise have been incurred by the Company in the normal course of the Company’s business operations, or are not reflective of the Company’s core results over time. These excluded items may include recurring as well as non-recurring items, and no inference should be made that all of these adjustments, charges, costs or expenses are unusual, infrequent or non-recurring. For example: certain restructuring and integration-related expenses (which consist of employee termination costs, facility closure or lease termination costs, and contract termination costs) may be considered recurring given the Company’s ongoing efforts to be more cost effective and efficient; certain acquisition and disposition-related adjustments or expenses may be deemed recurring given the Company's regular evaluation of potential transactions and investments; and certain litigation expenses or dispute settlement charges or gains (which may include estimated losses for which the Company may have established a reserve, as well as any actual settlements, judgments, or other resolutions against, or in favor of, the Company related to litigation, arbitration, disputes or similar matters, and insurance recoveries received by the Company related to such matters) may be viewed as recurring given that the Company may from time to time be involved in, and may resolve, litigation, arbitration, disputes, and similar matters.

Notwithstanding that certain adjustments, charges, costs or expenses may be considered recurring, in order to provide meaningful comparisons, the Company believes that it is appropriate to exclude such items because they are not reflective of the Company's core results and tend to vary based on timing, frequency and magnitude.

Information about forward-looking non-GAAP diluted loss per share disclosed in this release is provided to enhance the user's overall understanding of the Company's comparable financial performance between periods. In addition, the Company’s management generally excludes the items noted above when managing and evaluating the performance of the business.

Semtech is unable to include a reconciliation of the forward-looking non-GAAP diluted loss per share to the corresponding GAAP financial measure, GAAP net (loss) income, as this is not available without unreasonable effort due to the high variability and low visibility with respect to the impact of transaction, integration and restructuring expenses, share-based awards and the amortization of acquisition-related intangible assets that are excluded from the non-GAAP measure. The Company expects the variability of the above charges to have a potentially significant impact on the corresponding GAAP financial measure.

Forward-Looking and Cautionary Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on the Company’s current expectations, estimates and projections about its operations, industry, financial condition, performance, results of operations, and liquidity. Forward-looking statements are statements other than historical information or statements of current condition and relate to matters such as future financial performance including the third quarter of fiscal year 2024 outlook; and the Company’s plans, objectives and expectations. Statements containing words such as “may,” “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “should,” “will,” “designed to,” “projections,” or “business outlook,” or other similar expressions constitute forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected. Potential factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the Company's ability to comply with the covenants under the agreements governing its indebtedness; the Company's ability to forecast and achieve anticipated net sales and earnings estimates in light of periodic economic uncertainty; the inherent risks, costs and uncertainties associated with integrating Sierra Wireless successfully and risks of not achieving all or any of the anticipated benefits, or the risk that the anticipated benefits may not be fully realized or take longer to realize than expected; the uncertainty surrounding the impact and duration of supply chain constraints and any associated disruptions; export restrictions and laws affecting the Company's trade and investments, and tariffs or the occurrence of trade wars; worldwide economic and political disruptions, including as a result of inflation and the current conflict between Russia and Ukraine; tightening credit conditions related to the United States banking system concerns; competitive changes in the marketplace including, but not limited to, the pace of growth or adoption rates of applicable products or technologies; downturns in the business cycle; decreased average selling prices of the Company’s products; the Company’s reliance on a limited number of suppliers and subcontractors for components and materials; changes in projected or anticipated end-user markets; future responses to and effects of public health crises; and the Company’s ability to forecast its annual non-

GAAP normalized tax rate due to material changes that could occur during the fiscal year, which could include, but are not limited to, significant changes resulting from tax legislation, acquisitions, entity structures or operational changes and other significant events. Additionally, forward-looking statements should be considered in conjunction with the cautionary statements contained in the risk factors disclosed in the Company's filings with the Securities and Exchange Commission (the “SEC”), including the Company's Annual Report on Form 10-K for the fiscal year ended January 29, 2023, filed with the SEC on March 30, 2023 and the Company’s Quarterly Report on Form 10-Q filed on September 13, 2023 as such risk factors may be updated, amended or superseded from time to time by subsequent reports the Company files with the SEC. In light of the significant risks and uncertainties inherent in the forward-looking information included herein that may cause actual performance and results to differ materially from those predicted, any such forward-looking information should not be regarded as representations or guarantees by the Company of future performance or results, or that its objectives or plans will be achieved or that any of its operating expectations or financial forecasts will be realized. Reported results should not be considered an indication of future performance. Investors are cautioned not to place undue reliance on any forward-looking information contained herein, which reflect management’s analysis only as of the date hereof. Except as required by law, the Company assumes no obligation to publicly release the results of any update or revision to any forward-looking statements that may be made to reflect new information, events or circumstances after the date hereof or to reflect the occurrence of unanticipated or future events, or otherwise.

About Semtech

Semtech Corporation (Nasdaq: SMTC) is a high-performance semiconductor, IoT systems and cloud connectivity service provider dedicated to delivering high quality technology solutions that enable a smarter, more connected and sustainable planet. Our global teams are dedicated to empowering solution architects and application developers to develop breakthrough products for the infrastructure, industrial and consumer markets. To learn more about Semtech technology, visit us at Semtech.com or follow us on LinkedIn or X.

Semtech and the Semtech logo are registered trademarks or service marks of Semtech Corporation or its subsidiaries.

SMTC-F

CONTACT:

Sara Kesten

Semtech Corporation

(805) 480-2004

webir@semtech.com